UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 9, 2012

DCT INDUSTRIAL TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33201	82-0538520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 800 Denver, CO		80202
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2012, DCT Industrial Trust Inc. (the “Company”) entered into new employment agreements with each of Philip L. Hawkins, Matthew T. Murphy and Michael J. Ruen, which supersede their previous employment agreements with the Company which had terms of employment expiring on October 9, 2012, and amended Teresa L. Corral’s change in control agreement. The new employment agreements are substantially the same as the previous employment agreements, except that (i) they each provide for new three-year terms of employment ending on October 9, 2015, (ii) the Section 280G excise tax gross-up provision was removed from Mr. Hawkins’ new employment agreement and, as a result, none of the Company’s employment agreements provide for a Section 280G excise tax gross-up, (iii) the period of time during which Mr. Ruen agreed not to compete with the Company following termination of employment was extended in certain circumstances and (iv) the multiple of annual base salary and target or average historical annual bonus that is payable upon a termination by the Company without Cause or by Mr. Ruen for Good Reason within a specified period of time of a Change in Control was increased from two times to three times for Mr. Hawkins and from one and one-half times to two times for Mr. Ruen. The discussion below describes the terms of these new employment agreements and the amendment to the change in control agreement. This discussion is qualified in its entirety by reference to the copies of these agreements, which are being filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Philip L. Hawkins

Under Mr. Hawkins’ new employment agreement he will serve as the Chief Executive Officer of the Company. Mr. Hawkins’ employment agreement has a term of three years commencing on October 10, 2012 and ending on October 9, 2015. The agreement provides for an annual salary of at least $600,000, annual cash bonuses with a target cash bonus of at least 100% of Mr. Hawkins’ annual salary for the applicable fiscal year and annual equity awards with a target value of at least $1,150,000; provided that the amount of the actual cash bonuses paid and the value of the actual annual equity awards granted will be made by the Company, in its sole discretion, based on such factors relating to the performance of Mr. Hawkins or the Company as it deems relevant and, in each case, may be more or less than the target amount. If Mr. Hawkins is terminated for any reason, under the employment agreement he will be subject to the following continuing obligations after termination: (1) noncompetition with the Company for one year (unless employment is terminated (i) upon or after termination of the term of employment or (ii) by the Company without Cause or Mr. Hawkins for Good Reason in connection with or within 18 months after a Change in Control, in which case the noncompetition provision will not extend beyond termination of employment); (2) nonsolicitation and non-hiring of the Company’s employees for one year; (3) non-interference with the Company’s business for one year; (4) nondisparagement of the Company for one year; and (5) cooperation with the Company in connection with future claims or investigations. The employment agreement also provides for the following payments and benefits to Mr. Hawkins in connection with the termination of his employment with the Company or a Change in Control of the Company:

•

Change in Control without termination. Upon a Change in Control while Mr. Hawkins is employed by the Company that occurs during or after the expiration of the term of employment under the agreement, all of Mr. Hawkins’ outstanding unvested equity awards subject to time-based vesting conditions will fully vest; provided that any performance-based vesting conditions applicable to such awards will continue to apply in accordance with their terms.

•

Termination without Cause or for Good Reason. If Mr. Hawkins’ employment is terminated by the Company without Cause or by Mr. Hawkins for Good Reason during the term of employment or within 18 months of a Change in Control that occurs during the term of employment or thereafter, Mr. Hawkins will receive (1) annual salary, cash bonus and other benefits earned and accrued under the agreement prior to the termination of employment, (2) a lump sum payment equal to the sum of (i) two times (or, in the event of a termination within 18 months after a Change in Control, three times) annual salary plus (ii) two times (or, in the event of a termination within 18 months after a Change in Control, three times) the greater of the target cash bonus for the year of termination or the average of actual cash bonuses for the two years preceding the year of termination and (3) a pro-rata cash bonus for the year in which Mr. Hawkins’

employment was terminated based on the target annual cash bonus. Mr. Hawkins will also continue to receive his medical and welfare benefits for two years, and all of his outstanding unvested equity awards subject to time-based vesting conditions will fully vest; provided that any performance-based vesting conditions applicable to such awards will continue to apply in accordance with their terms. Mr. Hawkins’ receipt of these payments and benefits (other than the annual salary, cash bonus and other benefits earned and accrued under the agreement prior to the termination of employment) in connection with a termination without Cause or for Good Reason is subject to his execution of a general release of claims with the Company.

•

Termination upon death or disability. If Mr. Hawkins’ employment is terminated by the Company upon Mr. Hawkins’ death or disability, Mr. Hawkins will receive (1) annual salary, cash bonus and other benefits earned and accrued under the agreement prior to the termination of employment and (2) a pro-rata cash bonus for the year in which Mr. Hawkins’ employment was terminated based on the target annual cash bonus. In addition, all of Mr. Hawkins’ outstanding unvested equity awards subject to time-based vesting conditions will fully vest; provided that any performance-based vesting conditions applicable to such awards will continue to apply in accordance with their terms. Mr. Hawkins’ receipt of these payments and benefits (other than the annual salary, cash bonus and other benefits earned and accrued under the agreement prior to the termination of employment) in connection with a termination upon disability is subject to his execution of a general release of claims with the Company.

If any payments and benefits to be paid or provided to Mr. Hawkins, whether pursuant to the terms of the employment agreement or otherwise, would be subject to “golden parachute” excise taxes under the Internal Revenue Code, Mr. Hawkins’ payments and benefits under his employment agreement will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater after-tax benefit to Mr. Hawkins.

The terms Cause, Good Reason and Change in Control are specifically defined in Mr. Hawkins’ employment agreement.

Matthew T. Murphy

Under Mr. Murphy’s new employment agreement he will serve as the Chief Financial Officer and Treasurer of the Company. Mr. Murphy’s employment agreement has a term of three years commencing on October 10, 2012 and ending on October 9, 2015. The agreement provides for an annual salary of at least $275,000, annual cash bonuses with a target cash bonus of at least $250,000 and annual equity awards with a target value of at least $250,000; provided that the amount of the actual cash bonuses paid and the value of the actual annual equity awards granted will be made by the Company, in its sole discretion, based on such factors relating to the performance of Mr. Murphy or the Company as it deems relevant and, in each case, may be more or less than the target amount. If Mr. Murphy is terminated for any reason, under the employment agreement he will be subject to the following continuing obligations after termination: (1) noncompetition with the Company for one year (unless employment is terminated (i) upon or after termination of the term of employment or (ii) by the Company without Cause or Mr. Murphy for Good Reason in connection with or within 12 months after a Change in Control, in which case the noncompetition provision will not extend beyond termination of employment); (2) nonsolicitation and non-hiring of the Company’s employees for one year; (3) non-interference with the Company’s business for one year; (4) nondisparagement of the Company for one year; and (5) cooperation with the Company in connection with future claims or investigations. The employment agreement also provides for the following payments and benefits to Mr. Murphy in connection with the termination of his employment with the Company or a Change in Control of the Company:

•

Change in Control without termination. Upon a Change in Control while Mr. Murphy is employed by the Company that occurs during or after the expiration of the term of employment under the agreement, all of Mr. Murphy’s outstanding unvested equity awards subject to time-based vesting conditions will fully vest; provided that any performance-based vesting conditions applicable to such awards will continue to apply in accordance with their terms.

•

Termination without Cause or for Good Reason. If Mr. Murphy’s employment is terminated by the Company without Cause or by Mr. Murphy for Good Reason during the term of employment or within 12 months of a Change in Control that occurs during the term of employment or thereafter, Mr. Murphy will receive (1) annual salary, cash bonus and other benefits earned and accrued under the agreement prior to the termination of employment, (2) a lump sum payment equal to the sum of (i) one times (or, in the event of a termination within 12 months after a Change in Control, two times) annual salary plus (ii) one times (or, in the event of a termination within 12 months after a Change in Control, two times) the greater of the target cash bonus for the year of termination or the average of actual cash bonuses for the two years preceding the year of termination and (3) a pro-rata cash bonus for the year in which Mr. Murphy’s employment was terminated based on the target annual cash bonus. Mr. Murphy will also continue to receive his medical and welfare benefits for two years, and all of his outstanding unvested equity awards subject to time-based vesting conditions will fully vest; provided that any performance-based vesting conditions applicable to such awards will continue to apply in accordance with their terms. Mr. Murphy’s receipt of these payments and benefits (other than the annual salary, cash bonus and other benefits earned and accrued under the agreement prior to the termination of employment) in connection with a termination without Cause or for Good Reason is subject to his execution of a general release of claims with the Company.

•

Termination upon death or disability. If Mr. Murphy’s employment is terminated by the Company upon Mr. Murphy’s death or disability, Mr. Murphy will receive (1) annual salary, cash bonus and other benefits earned and accrued under the agreement prior to the termination of employment and (2) a pro-rata cash bonus for the year in which Mr. Murphy’s employment was terminated based on the target annual cash bonus. In addition, all of Mr. Murphy’s outstanding unvested equity awards subject to time-based vesting conditions will fully vest; provided that any performance-based vesting conditions applicable to such awards will continue to apply in accordance with their terms. Mr. Murphy’s receipt of these payments and benefits (other than the annual salary, cash bonus and other benefits earned and accrued under the agreement prior to the termination of employment) in connection with a termination upon disability is subject to his execution of a general release of claims with the Company.

If any payments and benefits to be paid or provided to Mr. Murphy, whether pursuant to the terms of the employment agreement or otherwise, would be subject to “golden parachute” excise taxes under the Internal Revenue Code, Mr. Murphy’s payments and benefits under his employment agreement will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater after-tax benefit to Mr. Murphy.

The terms Cause, Good Reason and Change in Control are specifically defined in Mr. Murphy’s employment agreement.

Michael J. Ruen

Under Mr. Ruen’s new employment agreement he will serve as Managing Director, East Region, of the Company. Mr. Ruen’s employment agreement has a term of three years commencing on October 10, 2012 and ending on October 9, 2015. The agreement provides for an annual salary of at least $260,000, annual cash bonuses with a target cash bonus of at least $200,000 and annual equity awards with a target value of at least $450,000; provided that the amount of the actual cash bonuses paid and the value of the actual annual equity awards granted will be made by the Company, in its sole discretion, based on such factors relating to the performance of Mr. Ruen or the Company as it deems relevant and, in each case, may be more or less than the target amount. If Mr. Ruen is terminated for any reason, under the employment agreement he will be subject to the following continuing obligations after termination: (1) noncompetition with the Company for one year (unless employment is terminated (i) upon or after termination of the term of employment or (ii) by the Company without Cause or Mr. Ruen for Good Reason in connection with or within 12 months after a Change in Control, in which case the noncompetition provision will not extend beyond termination of employment); (2) nonsolicitation and non-hiring of the Company’s employees for one year; (3) non-interference with the Company’s business for one year; (4) nondisparagement of the Company for one year; and (5) cooperation with the Company in connection with future claims or investigations. The employment agreement also provides for the following payments and benefits to Mr. Ruen in connection with the termination of his employment with the Company or a Change in Control of the Company:

•

Change in Control without termination. Upon a Change in Control while Mr. Ruen is employed by the Company that occurs during or after the expiration of the term of employment under the agreement, all of Mr. Ruen’s outstanding unvested equity awards subject to time-based vesting conditions will fully vest; provided that any performance-based vesting conditions applicable to such awards will continue to apply in accordance with their terms.

•

Termination without Cause or for Good Reason. If Mr. Ruen’s employment is terminated by the Company without Cause or by Mr. Ruen for Good Reason during the term of employment or within 12 months of a Change in Control that occurs during the term of employment or thereafter, Mr. Ruen will receive (1) annual salary, cash bonus and other benefits earned and accrued under the agreement prior to the termination of employment, (2) a lump sum payment equal to the sum of (i) one times (or, in the event of a termination within 12 months after a Change in Control, two times) annual salary plus (ii) one times (or, in the event of a termination within 12 months after a Change in Control, two times) the greater of the target cash bonus for the year of termination or the average of actual cash bonuses for the two years preceding the year of termination and (3) a pro-rata cash bonus for the year in which Mr. Ruen’s employment was terminated based on the target annual cash bonus. Mr. Ruen will also continue to receive his medical and welfare benefits for two years, and all of his outstanding unvested equity awards subject to time-based vesting conditions will fully vest; provided that any performance-based vesting conditions applicable to such awards will continue to apply in accordance with their terms. Mr. Ruen’s receipt of these payments and benefits (other than the annual salary, cash bonus and other benefits earned and accrued under the agreement prior to the termination of employment) in connection with a termination without Cause or for Good Reason is subject to his execution of a general release of claims with the Company.

•

Termination upon death or disability. If Mr. Ruen’s employment is terminated by the Company upon Mr. Ruen’s death or disability, Mr. Ruen will receive (1) annual salary, cash bonus and other benefits earned and accrued under the agreement prior to the termination of employment and (2) a pro-rata cash bonus for the year in which Mr. Ruen’s employment was terminated based on the target annual cash bonus. In addition, all of Mr. Ruen’s outstanding unvested equity awards subject to time-based vesting conditions will fully vest; provided that any performance-based vesting conditions applicable to such awards will continue to apply in accordance with their terms. Mr. Ruen’s receipt of these payments and benefits (other than the annual salary, cash bonus and other benefits earned and accrued under the agreement prior to the termination of employment) in connection with a termination upon disability is subject to his execution of a general release of claims with the Company.

If any payments and benefits to be paid or provided to Mr. Ruen, whether pursuant to the terms of the employment agreement or otherwise, would be subject to “golden parachute” excise taxes under the Internal Revenue Code, Mr. Ruen’s payments and benefits under his employment agreement will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater after-tax benefit to Mr. Ruen.

The terms Cause, Good Reason and Change in Control are specifically defined in Mr. Ruen’s employment agreement.

Teresa L. Corral

Ms. Corral’s change in control agreement with the Company was amended to increase the multiple of annual base salary and target or average historical annual bonus that is payable in the event that her employment is terminated by the Company without Cause or by her for Good Reason within 12 months of a Change in Control from 1.5 to 2.0. Additionally, if any payments and benefits to be paid or provided to Ms. Corral, whether pursuant to the terms of the change in control agreement or otherwise, would be subject to “golden parachute” excise taxes under the Internal Revenue Code, Ms. Corral’s payments and benefits under her change in control agreement will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater after-tax benefit to Ms. Corral.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	Employment Agreement, dated as of October 9, 2012, by and between the Company and Philip L. Hawkins.

10.2	Employment Agreement, dated as of October 9, 2012, by and between the Company and Matthew T. Murphy.

10.3	Employment Agreement, dated as of October 9, 2012, by and between the Company and Michael J. Ruen.

10.4	First Amendment to Change in Control Agreement, dated as of October 9, 2012, by and between the Company and Teresa L. Corral.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.

By:	/s/ John G. Spiegleman
Name:	John G. Spiegleman
Title:	Executive Vice President and General Counsel

Date: October 10, 2012